                                                                  EXHIBIT 24.1


                               POWER OF ATTORNEY

                            MELLON BANK CORPORATION



Know all men by these presents, that each person whose signature appears below constitutes and appoints Steven G. Elliott and Carl Krasik, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Annual Reports on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for Mellon Bank Corporation for the year ended December 31, 1996, and any and all amendments thereto, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of February 18, 1997 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.



FRANK V. CAHOUET                                ROTAN E. LEE
------------------------------                  --------------------------
Frank V. Cahouet, Director and                  Rotan E. Lee, Director
Principal Executive Officer


DWIGHT L. ALLISON, JR.                          ANDREW W. MATHIESON
------------------------------                  --------------------------
Dwight L. Allison, Jr.,                         Andrew W. Mathieson,
Director                                        Director


BURTON C. BORGELT                               EDWARD J. McANIFF
------------------------------                  --------------------------
Burton C. Borgelt,                              Edward J. McAniff,
Director                                        Director


CAROL R. BROWN                                  ROBERT MEHRABIAN
------------------------------                  --------------------------
Carol R. Brown,                                 Robert Mehrabian,
Director                                        Director

                                                SEWARD PROSSER MELLON
------------------------------                  --------------------------
J. W. Connolly, Director                        Seward Prosser Mellon,
                                                Director


CHARLES A. CORRY                                DAVID S. SHAPIRA
------------------------------                  --------------------------
Charles A. Corry, Director                      David S. Shapira, Director


                                                W. KEITH SMITH
------------------------------                  --------------------------
C. Frederick Fetterolf,                         W. Keith Smith, Director
Director


IRA J. GUMBERG                                  JOAB L. THOMAS
------------------------------                  --------------------------
Ira J. Gumberg, Director                        Joab L. Thomas, Director


                                                WESLEY V. von SCHACK
------------------------------                  --------------------------
Pemberton Hutchinson, Director                  Wesley V. von Schack,
                                                Director


GEORGE W. JOHNSTONE                             WILLIAM J. YOUNG
------------------------------                  --------------------------
George W. Johnstone, Director                   William J. Young, Director

                               POWER OF ATTORNEY

                            MELLON BANK CORPORATION


Know all men by these presents, that each person whose signature appears below constitutes and appoints Steven G. Elliott and Carl Krasik, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Annual Reports on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for Mellon Bank Corporation for the year ended December 31, 1996, and any and all amendments thereto, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of February 21, 1997 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.


C. FREDRICK FETTEROLF
------------------------------
C. Fredrick Fetterolf,
Director

                               POWER OF ATTORNEY

                            MELLON BANK CORPORATION


Know all men by these presents, that each person whose signature appears below constitutes and appoints Steven G. Elliott and Carl Krasik, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Annual Reports on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for Mellon Bank Corporation for the year ended December 31, 1996, and any and all amendments thereto, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of February 25, 1997 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.


PEMBERTON HUTCHINSON
------------------------------
Pemberton Hutchinson, Director

                               POWER OF ATTORNEY

                            MELLON BANK CORPORATION


Know all men by these presents, that each person whose signature appears below constitutes and appoints Steven G. Elliott and Carl Krasik, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Annual Reports on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, for Mellon Bank Corporation for the year ended December 31, 1996, and any and all amendments thereto, and to file same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and with the New York Stock Exchange, Inc., granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of March 10, 1997 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.


J. W. CONNOLLY
------------------------------
J. W. Connolly, Director